UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: March 14, 2008 (Date of earliest event reported)
Maine & Maritimes Corporation (Exact name of registrant as specified in its charter)

ME (State or other jurisdiction of incorporation)	333-103749 (Commission File Number)	30-0155348 (IRS Employer Identification Number)

PO Box 789 (Address of principal executive offices)		04769 (Zip Code)
207 760 2499 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Maine & Maritimes Corporation Announces Fourth-Quarter and Year-End 2007 Earnings Results

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

Press Release of Maine & Maritimes Corporation dated March 14, 2008

            99.1       Press Release of Maine & Maritimes Corporation dated March 14, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2008	MAINE & MARITIMES CORPORATION By: /s/ Brent M. Boyles Brent M. Boyles President and CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Maine & Maritimes Corporation dated March 14, 2008